MINNESOTA MUNICIPAL TERM TRUST II

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 1, 2003 TO APRIL 10, 2003*


INCOME:
Interest                                                                                  $   116,548

EXPENSES (NOTE 4):
Investment management fee                                                                      24,450
Administrative fee                                                                             19,559
Custodian fees                                                                                  1,467
Transfer agent fees                                                                            19,899
Registration fees                                                                               2,750
Reports to shareholders                                                                        10,437
Directors' fees                                                                                   348
Audit and legal fees                                                                            5,575
Other expenses                                                                                    805
                                                                                          ------------
      Total expenses                                                                           85,290
                                                                                          ------------

      Net investment income                                                                    31,258
                                                                                          ------------


NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3)                                                       9,851
Net change in unrealized appreciation or depreciation of investments                          (18,599)
                                                                                          ------------

      Net loss on investments                                                                  (8,748)
                                                                                          ------------

           Net increase in net assets applicable to common shares
                resulting from operations                                                 $    22,510
                                                                                          ============


* The Fund terminated operations and distributed all net assets to shareholders on April 10, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

MINNESOTA MUNICIPAL TERM TRUST II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                PERIOD FROM
                                                                                 1/1/03 TO                   YEAR ENDED
                                                                                  4/10/03*                   12/31/2002
                                                                            ---------------------       ---------------------

OPERATIONS:
Net investment income                                                       $             31,258        $          1,750,493
Net realized gain on investments                                                           9,851                   2,240,366
Net change in unrealized appreciation or depreciation of investments                     (18,599)                 (1,923,519)
Distributions to preferred shareholders                                                        -                     (97,251)
                                                                            ---------------------       ---------------------

      Net increase in net assets applicable to common shares
           resulting from operations                                                      22,510                   1,970,089
                                                                            ---------------------       ---------------------


DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income                                                            (1,589,524)                 (2,042,784)
From net realized gains                                                               (2,004,378)                   (252,407)
                                                                            ---------------------       ---------------------
      Total distributions                                                             (3,593,902)                 (2,295,191)
                                                                            ---------------------       ---------------------


COMMON SHARE TRANSACTIONS (NOTE 5):
Payments for redemption of 3,460,000 common shares in connection
      with termination of Fund operations                                            (32,285,260)                          -
                                                                            ---------------------       ---------------------
      Total decrease in net assets from common share transactions                    (32,285,260)                          -
                                                                            ---------------------       ---------------------

      Total decrease in net assets applicable to common shares                       (35,856,652)                   (325,102)

Net assets applicable to common shares at beginning of period                         35,856,652                  36,181,754
                                                                            ---------------------       ---------------------

Net assets applicable to common shares at end of period                     $                  -        $         35,856,652
                                                                            =====================       =====================

Undistributed net investment income                                         $                  -        $          1,557,804
                                                                            =====================       =====================


* The Fund terminated operations and distributed all net assets to shareholders on April 10, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                      NOTES TO FINANCIAL STATEMENTS

       (1) ORGANIZATION

                    Minnesota Municipal Term Trust II Inc. (the "Fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The Fund invested primarily in investment grade Minnesota municipal obligations, including municipal zero-coupon securities. Fund shares were listed on the American Stock Exchange under the symbol MNB from the commencement of operations through April 2, 2003. The Fund terminated operations and distributed all its net assets on April 10, 2003 in accordance with the terms of its prospectus.

                    The Fund concentrated its investments in Minnesota, and, therefore, may have had more credit risk related to the economic conditions of Minnesota than portfolios with a broader geographical diversification.

       (2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                    INVESTMENTS IN SECURITIES
                    Portfolio securities for which market quotations were readily available were valued at current market value. If market quotations or valuations were not readily available, or if such quotations or valuations were believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities were valued according to procedures adopted by the Funds' board of directors in good faith at "fair value," that is, a price that the Fund might reasonably have expected to receive for the security or other asset upon its current sale.

                    Security valuations for the Fund's investments were furnished by one or more independent pricing services that had been approved by the Fund's board of directors. Investments in equity securities that were traded on a national securities exchange (or reported on the NASDAQ national market system) were stated at the last quoted sales price (or NASDAQ Official Closing Price) if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date were stated at the last quoted bid price.

                    Debt obligations exceeding 60 days to maturity were valued by an independent pricing service. The pricing service employed methodologies that utilized actual market transactions, broker-dealer supplied valuations, and other formula-driven valuation techniques. These techniques generally considered such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices were not available from an independent pricing service but where an active market existed were valued using market quotations obtained from one or more dealers that made markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity were valued at their amortized cost, which approximated market value.

                    Securities transactions were accounted for on the date securities were purchased or sold. Realized gains and losses were calculated on the identified-cost basis. Interest income, including accretion of bond discount and amortization of premium, was recorded on an accrual basis.

                    INVERSE FLOATERS
                    As part of its investment strategy, the Fund could invest in certain securities for which the potential income return was inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters would decrease when short-term interest rates increased and increase when short-term interest rates decreased. Investments in inverse floaters would be characterized as derivative securities and would subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities would generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invested in inverse floaters, the net asset value of the Fund's shares may have been more volatile than if the Fund had not invested in such securities.

                    SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                    Delivery and payment for securities that had been purchased by the Fund on a when-issued or forward-commitment basis could take place a month or more after the transaction date. During this period, such securities did not earn interest, were subject to market fluctuation, and may have increased or decreased in value prior to their delivery. The Fund segregated, with its custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may have increased the volatility of the Fund's net asset values if the Fund made such purchases while remaining substantially fully invested.

                    FEDERAL TAXES
                    The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and was not subject to federal income tax. Therefore, no income tax provision was required. The Fund also distributed its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                    Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                    The tax character of distributions paid during the period from January 1, 2003 to April 10, 2003 and the fiscal year ended December 31, 2002 were as follows:

                                                          2003          2002
                                                       ----------   -----------
                    Distributions paid from:
                    Tax-exempt income................  $1,572,570    $2,138,883
                    Ordinary income..................      16,954         1,152
                    Long-term capital gains..........   2,004,378       252,407
                                                       ----------    ----------
                                                       $3,593,902    $2,392,442
                                                       ==========    ==========

                    Due to permanent book-to-tax differences, the following reclassification adjustments have been made:

                       ACCUMULATED          UNDISTRIBUTED NET     ADDITIONAL PAID-IN
                    NET REALIZED GAIN       INVESTMENT INCOME          CAPTIAL
                    ------------------      -----------------     ------------------
                         $(119)                  $462                  $(343)

                    DISTRIBUTIONS TO SHAREHOLDERS
                    Distributions from net investment income were made monthly for common shareholders and weekly for preferred shareholders. Common share distributions were recorded as of the close of business on the ex-dividend date and preferred share dividends were accrued daily. Net realized gains distributions, if any, were made at least annually. Distributions were payable in cash or, for common shareholders pursuant to the Fund's dividend reinvestment plan, reinvested in additional common shares of the Fund. Under the plan, common shares were purchased in the open market.

                    REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                    The Fund, along with other affiliated registered investment companies, could transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which was invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements were held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensured that the daily market value of the collateral was in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default.

                    The Fund may have invested in money market funds that are series of First American Fund, Inc. ("FAF"), subject to certain limitations. The terms of such investments were identical to those of investments by non-related entities except that, to avoid duplicative investment advisory fees, U.S. Bancorp Asset Management, Inc. ("USBAM") reimburses the Fund an amount equal to the investment advisory fee paid by FAF to USBAM related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                    USE OF ESTIMATES
                    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

       (3) INVESTMENT SECURITY TRANSACTIONS
                    Proceeds from sales of securities, other than temporary investments in short-term securities, for the period from January 1, 2003 to April 10, 2003, was $6,242,276.

       (4) EXPENSES
                    INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), managed the Fund's assets and furnished related office facilities, equipment, research, and personnel. The Agreement provided USBAM with a monthly investment management fee in an amount equal to an annualized percentage of 0.25% of the Fund's average weekly net assets (computed by subtracting liabilities, which excluded preferred shares, from the value of the total assets of the
                    Fund). For its fee, USBAM provided investment advice and, in general, conducted the management and investment activity of the Fund.

                    Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM and U.S. Bancorp Fund Services, Inc., an affiliate of USBAM and a direct subsidiary of U.S. Bancorp, (collectively the "Administrators") provided or supervised others who provided administrative services, including certain legal and shareholder services to the Fund. Under the Co-Administration, the Administrators received a monthly fee in an amount equal to an annualized rate of 0.20% of the Fund's average weekly net assets (computed by subtracting liabilities, which excluded preferred shares, from the value of the total assets of the Fund). For its fee, the Administrators provided numerous services to the Fund including but not limited to handling the general business affairs, financial and regulatory reporting, and various record-keeping services. Under the Co-Administration Agreement, USBAM had retained SEI Investments Inc. to perform net asset value calculations.

                    OTHER FEES AND EXPENSES
                    In addition to the investment management and administrative fees, the Fund was responsible for paying most other operating expenses including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing, and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

                    During the period from January 1, 2003 to April 10, 2003, fees for custody services were paid to U.S. Bank.


       (5) CAPITAL SHARE TRANSACTIONS
                    In preparation for its termination and liquidation on or about April 15, 2003, the Fund redeemed all of its outstanding preferred shares at a redemption price of $25,000 per share. The Fund redeemed the following preferred shares:

                          DATE                    SHARES          COST
                    ------------------          ----------    -----------
                    4/05/02                        400        $10,000,000
                    8/23/02                        160          4,000,000
                    10/25/02                       134          3,350,000
                                                   ---        ------------
                                                   694        $17,350,000
                                                   ===        ============

                    The final distribution to common shareholders, which was paid on April 10, 2003, was $35,538,698, or $10.2713 per share, which consisted of the following:

                    DISTRIBUTION FROM:                 AMOUNT       PER SHARE
                    ------------------              ------------    ---------
                    Principal                        $32,285,260      $9.3310
                    Tax-exempt income                  1,232,106       0.3561
                    Ordinary income                       16,954       0.0049
                    Long-term capital gains            2,004,378       0.5793
                                                    ------------    ---------
                                                     $35,538,698     $10.2713
                                                    ============    =========

(6) FINANCIAL HIGHLIGHTS

PER-SHARE DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:

MINNESOTA MUNICIPAL TERM TRUST II


                                                                PERIOD FROM                 YEAR ENDED DECEMBER 31,
                                                                 1/1/03 TO     -----------------------------------------------
                                                                4/10/03 (g)     2002      2001      2000      1999      1998
                                                                -----------     ----      ----      ----      ----      ----
PER-SHARE DATA
Net asset value, common shares, beginning of period ...........   $10.36       $10.46    $10.42    $10.17    $10.90    $10.94
Operations:
      Net investment income ...................................     0.01         0.51      0.77      0.78      0.73      0.80
      Net realized and unrealized gains (losses) on
           investments ........................................        -         0.08     (0.01)     0.25     (0.68)        -
      Distributions to preferred shareholders:
           From net investment income .........................        -        (0.03)    (0.13)    (0.19)    (0.14)    (0.15)
           From net realized gains on investments .............        -            -         -         -     (0.01)    (0.02)
                                                                  ------       ------    ------    ------    ------    ------
                Total distributions to preferred
                     shareholders .............................     0.00        (0.03)    (0.13)    (0.19)    (0.15)    (0.17)
                                                                  ------       ------    ------    ------    ------    ------
                     Total from operations ....................     0.01         0.56      0.63      0.84     (0.10)     0.63
                                                                  ------       ------    ------    ------    ------    ------
Distributions to common shareholders:
      From net investment income ..............................    (0.46)       (0.59)    (0.59)    (0.59)    (0.60)    (0.59)
      From net realized gains on investments ..................    (0.58)       (0.07)        -         -     (0.03)    (0.08)
      From payments of principal ..............................    (9.33)(g)        -         -         -         -         -
                                                                  ------       ------    ------    ------    ------    ------
           Total distributions to common shareholders .........   (10.37)       (0.66)    (0.59)    (0.59)    (0.63)    (0.67)
                                                                  ------       ------    ------    ------    ------    ------
Net asset value, common shares, end of period .................   $    -       $10.36    $10.46    $10.42    $10.17    $10.90
                                                                  ======       ======    ======    ======    ======    ======
Market value, common shares, end of period ....................   $    -       $10.49    $10.61    $10.13    $ 9.56    $11.31
                                                                  ======       ======    ======    ======    ======    ======
SELECTED INFORMATION
Total return, common shares, net asset value (a) ..............     0.08 %       5.45 %    6.14 %    8.51 %   (1.03)%    5.95 %
Total return, common shares, market value (b) .................    (0.31)%       5.22 %   10.75 %   12.32 %  (10.33)%   12.56 %
Net assets at end of period (in millions) .....................     $  -       $   36    $   37    $   36    $   36    $   38
Ratio of expenses to average weekly net assets applicable
      to common shares (c) ....................................     0.83 % (h)   0.91 %    1.12 %    1.12 %    1.17 %    1.06 %
Ratio of net investment income to average weekly net assets
      applicable to common shares (d) (e) .....................     0.32 % (h)   2.95 %    6.11 %    5.75 %    5.53 %    5.87 %
Portfolio turnover rate (excluding short-term securities) .....        0 %          1 %      20 %      29 %      18 %       8 %
Remarketed preferred shares outstanding, end of period
      (in millions) ...........................................     $  -         $  -    $   17    $   17    $   17    $   17
Asset coverage per share (in thousands) (f) ...................     $  -         $  -    $   77    $   77    $   76    $   79
Liquidation preference and market value per share of remarketed
      preferred shares (in thousands) .........................     $  -         $  -    $   25    $   25    $   25    $   25

(a)  Assumes reinvestment of distributions at net asset value.
(b) Assumes reinvestment of distributions at actual prices pursuant to the Fund's dividend reinvestment plan.
(c) Ratio of expenses to total average weekly net assets and preferred shares is 0.83%, 0.75%, 0.76%, 0.75%, 0.79%, and 0.73% for the period ended April
     10, 2003, and the fiscal years 2002, 2001, 2000, 1999, and 1998, repectively. Dividends paid to preferred shareholders are not considered an expense.
(d) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shares.
(e) Ratio of net investment income to total average weekly net assets and preferred shares is 0.32%, 3.17%, 4.95%, 5.12%, 4.68%, and 4.98% for the
     period ended April 10, 2003, and the fiscal years 2002, 2001, 2000, 1999, and 1998, respectively.
(f)  Represents total net assets divided by preferred shares outstanding.
(g) On April, 10, 2003, the Fund terminated operations and distributed all of its net assets to its shareholders. Shares of the Fund ceased to trade on the American Stock Exchange on April 2, 2003.
(h)  Annualized.